UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2026

BHAV ACQUISITION CORP
(Exact name of registrant as specified in its charter)

Cayman Islands	001-43200	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

255 Old New Brunswick Rd., Suite N210
Piscataway, NJ 08854

(Address of principal executive offices and zip code)

(732) 612-9552

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one right to acquire one-fourth of one Class A ordinary share	BHAVU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BHAV	The Nasdaq Stock Market LLC
Rights, each right to acquire one-fourth of one Class A ordinary share	BHAVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On November 5, 2026, BHAV Acquisition Corp, a Cayman Islands exempted company (“BHAV”), and Nemi Corp., a physical AI and manufacturing company (“Nemi”), issued a joint press release announcing that they have entered into a definitive business combination agreement (as it may be amended, the “Business Combination Agreement”) with Merger Sub 1, a Cayman Islands exempted company incorporated with limited liability and wholly-owned subsidiary of Nemi, Nemi LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Nemi, and BNC Motors PV. Ltd, a private limited company incorporated under the (Indian) Companies Act, 2013, pursuant to which, among other things, BHAV and Nemi are expected to combine and Nemi will become a public company, subject to the terms and conditions of the Business Combination Agreement (the “Business Combination”). A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated into this Current Report on Form 8-K (the “Report”) by reference.

The information in this Item 7.01, including Exhibit 99.1 and the information set forth therein, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing made by BHAV under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

The proposed Business Combination will be submitted to the shareholders of BHAV for their consideration. A registration statement on Form S-4 (as may be amended, the “Proxy Statement/Prospectus”) is expected to be filed with the Securities and Exchange Commission (the “SEC”), which will include preliminary and definitive proxy statements to be distributed to BHAV’s shareholders in connection with BHAV’s solicitation for proxies for the vote by BHAV’s shareholders in connection with the proposed Business Combination and other matters to be described in the Proxy Statement/Prospectus, as well as a prospectus relating to the securities to be issued in connection with the completion of the proposed Business Combination. After the Proxy Statement/Prospectus has been filed and declared effective by the SEC, BHAV will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed Business Combination.

BHAV’s shareholders and other interested persons are advised to read, once available, the preliminary Proxy Statement/Prospectus and any amendments thereto and, once available, the definitive Proxy Statement/Prospectus in connection with BHAV’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve, among other things, the proposed Business Combination, because these documents will contain important information about BHAV, Nemi and the proposed Business Combination. This Report does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. BHAV and Nemi may also file other documents with the SEC regarding the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive Proxy Statement/Prospectus, once available, as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed with the SEC by BHAV and Nemi, without charge, at the SEC’s website located at www.sec.gov or by directing a request to BHAV Acquisition Corp or Nemi at 255 Old New Brunswick Rd., Suite N210, Piscataway, NJ 08854, or 12603 Southwest Freeway, Suite 555, Stafford, TX 77477, respectively.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED BUSINESS COMBINATION PURSUANT TO WHICH ANY SECURITIES ARE TO BE OFFERED OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

BHAV, Nemi and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from BHAV’s shareholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of BHAV’s shareholders in connection with the proposed Business Combination will be set forth in the Proxy Statement/Prospectus when it is filed with the SEC. You can find more information about BHAV’s directors and executive officers in BHAV’s final prospectus related to its initial public offering dated March 18, 2026, and subsequent SEC reports. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the Proxy Statement/Prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Report does not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Business Combination. This Report also does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This Report is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This Report and exhibits attached herein contain certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the proposed Business Combination and the parties thereto. All statements contained in this Report, other than statements of historical fact, including, without limitation, statements regarding the proposed Business Combination between BHAV and Nemi; the anticipated benefits and timing of the proposed Business Combination; expected trading of the combined company’s securities on the Nasdaq Stock Market; the combined company’s future financial performance; the ability of the combined company to execute its business strategy, its market opportunity and positioning; and other statements regarding management’s intentions, beliefs, or expectations with respect to the combined company’s future performance, are forward-looking statements. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions, whether or not identified in this Report, and on the current expectations of Nemi’s and BHAV’s management and are not predictions of actual performance.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Nemi and BHAV. These forward-looking statements are subject to a number of risks and uncertainties, including (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed Business Combination; (2) the outcome of any legal proceedings that may be instituted against Nemi or BHAV, the combined company or others following the announcement of the proposed Business Combination; (3) the inability to complete the proposed Business Combination due to the failure to obtain approval of the shareholders of Nemi or BHAV or to satisfy other conditions to closing; (4) changes to the proposed structure of the proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the proposed Business Combination; (6) the risk that the proposed Business Combination disrupts current plans and operations of Nemi as a result of the announcement and consummation of the proposed Business Combination; (7) Nemi’s ability to scale and grow its business, and the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; (8) risks that the Business Combination disrupts current plans and operations of Nemi; (9) the ability to implement business plans, forecasts, identify and realize additional opportunities, and other expectations; (10) political, social or economic instability in the emerging markets, including the Middle East, and other countries in which Nemi, the post-combination company, and other channel participants and customers of some or all of the foregoing operate or plan to operate; (11) risks relating to product development and commercialization timing, customer adoption and strategic partnerships; (12) Nemi’s ability to maintain and recognize benefits from its existing strategic relationships; (13) costs related to the proposed Business Combination; (14) changes in applicable laws or regulations; (15) changes in government mandates, requirements and standards as they relate to quantum security and infrastructure; (16) Nemi’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; (17) any downturn or volatility in economic conditions; (18) changes in the competitive environment affecting Nemi or its customers, including Nemi’s inability to introduce new products or technologies; (19) the impact of pricing pressure and erosion; (20) supply chain risks; (21) risks to Nemi’s ability to protect its intellectual property and avoid infringement by others, or claims of infringement against Nemi; (22) the possibility that Nemi or BHAV may be adversely affected by other economic, business and/or competitive factors; (23) Nemi’s estimates of its financial performance; (24) risks related to the fact that BHAV is incorporated in the Cayman Islands and governed by Cayman Islands law; (25) and those factors discussed in BHAV’s final prospectus related to its initial public offering dated March 18, 2026, under the heading “Risk Factors,” and subsequent Quarterly Reports on Form 10-Q, the Proxy Statement/Prospectus, or other documents that will be filed with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Nemi nor BHAV presently knows or that Nemi and BHAV currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should carefully consider the foregoing factors and the other risks and uncertainties to be described in the “Risk Factors” section of the Proxy Statement/Prospectus to be filed by BHAV and Nemi with the SEC, and other documents filed by BHAV and/or Nemi from time to time with the SEC. In addition, forward-looking statements reflect Nemi’s and BHAV’s expectations, plans or forecasts of future events and views as of the date of this Report. Nemi and BHAV anticipate that subsequent events and developments will cause Nemi’s and BHAV’s assessments to change. However, while Nemi and BHAV may elect to update these forward-looking statements at some point in the future, Nemi and BHAV specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Nemi’s and BHAV’s assessments as of any date after the date of this Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1*	Press Release, dated November 5, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2026	BHAV ACQUISITION CORP

	By:	/s/ Giri Devanur
	Name:	Giri Devanur
	Title:	Chief Executive Officer

4